                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       THE FINANCE COMPANY OF PENNSYLVANIA
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2006

                      ------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Finance Company of Pennsylvania, a Pennsylvania corporation, will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Friday, April 19, 2006 at 10:30 A.M., Local Time, for the following purposes:

     Proposal 1. To elect two directors to hold office for a term of three years and until their successors are duly elected and qualified.

     Proposal 2. To transact such other business as may properly come before the
                 Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.

     The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on February 24, 2006, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Meeting.

                                   By order of the Board of Directors,

                                                  DORANNE H. CASE
                                           Assistant Secretary/Treasurer
Dated: March 10, 2006

                      ------------------------------------

     If you do not expect to be present at the Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                                PROXY STATEMENT

                                    FOR THE

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 19, 2006

                      ------------------------------------

                                  INTRODUCTION

     Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of your Company for use at its Annual Meeting of Stockholders. The Meeting will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on April 19, 2006 at 10:30 a.m., Local Time. We first sent this Statement and the enclosed form of Proxy to shareholders on or about March 10, 2006.

     Annual Report. We will furnish, without charge, a copy of the Company's most recent annual report to any stockholder upon written request to Doranne H. Case at the Company's address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

     Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the meeting for a vote. If you specify on the Proxy, your shares will be voted in accordance with those instructions. IF YOU GIVE NO INSTRUCTION ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

     Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against certain proposals generally as determined under the rules of the New York Stock Exchange. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms "voting" or "casting a vote" do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes "for" or "against" a director nominee or proposal. A "withheld" vote is the equivalent of an abstention.

     Revocation. You may revoke the Proxy at any time prior to it being voted at the Annual Meeting by notice of revocation given to the Company at or before the Meeting or by the execution of a later-dated Proxy.

     Cumulative Voting. As of February 24, 2006, the Company had outstanding 48,361 shares of Common Stock, each share being entitled to one vote except in the case of election of directors in which event shares may be voted cumulatively, when applicable. Under cumulative voting, a stockholder's total vote (which is the total number of shares held multiplied by the number of each class of directors to be elected) may be cast entirely for one nominee or split between both nominees. To vote cumulatively, you must write the words "cumulate for" followed by the name of the nominee or nominees selected on the line provided under Proposal 1 of the Proxy. The Board of Directors is also soliciting discretionary authority to cumulate votes.

     Record Date. The close of business on February 24, 2006 has been fixed as the record date for the determination of your right to receive notice of, and to vote at, the Meeting.

     Required Vote. To approve Proposal 1, a majority vote of the shares of the Company represented at the meeting, in person or by proxy, is required to elect a nominee a Director of the Company.

     Any stockholder wishing to present a proposal, including a nomination of a director, to the Company's Board of Directors for its consideration of whether to include such proposal on the agenda of the Annual Meeting of Stockholders on April 18, 2007, must submit the proposal to the Company, at Public Ledger Building, Suite 630, 150 South Independence the Mall West, Philadelphia, Pennsylvania 19106. The Company must receive the proposal by November 3, 2006.

     Stockholders wishing to submit written communications to the Board or an individual Director should send their communications to the attention of such Director or the Board at the Company's address. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is divided into three classes whose members respectively hold office for terms of three years. Two of the classes have two members and the other has one member. The terms of the members of one class expire each year. A class with two member is standing for election at the 2006 Annual Meeting. The board of directors recommends the reelection of Shaun F. O'Malley and Jonathan
D. Scott for three year terms ending 2009.

     It is the intention of the persons named in the enclosed Proxy to vote as directed by stockholders for the election of Messrs. O'Malley and Scott, who have consented to serve if elected. Should any or all of them become unable to accept nomination or election (which the management does not expect), it is the intention of the persons named as proxies in the enclosed Proxy to vote for the election of such other person as the management may recommend. Information regarding Mr. O'Malley, Mr. Scott and the other directors (including those who are executive officers of the Company) follows:

                                                                                                    NUMBER OF
                            EXPIRATION                                                            PORTFOLIOS IN
                            OF TERM OF                                                                FUND
     NAME ADDRESS(1),       OFFICE AND                                                               COMPLEX
  POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)     OTHER DIRECTORSHIPS HELD    OVERSEEN BY
    THE FUND, AND AGE       TIME SERVED      DURING PAST 5 YEARS             BY DIRECTOR            DIRECTOR
INTERESTED DIRECTORS(2)
--------------------------

Charles E. Mather III.....    2008        President and Director of   Director of Penn                  1
Director and President      25 years      Mather & Co. (insurance     Series Funds, Inc., a
Age: 71                                   brokers), with which he     registered investment
                                          has been associated for     company consisting of 16
                                          more than five years        portfolios.

Herbert S. Riband, Jr.....    2007        Of counsel to the law firm  Director of Pennsylvania          1
Director and Treasurer      12 years      of Saul, Ewing LLP          Warehousing and Safe
Age: 69                                                               Deposit Company

NON-INTERESTED DIRECTORS
--------------------------

Jonathan D. Scott.........    2006        Partner, Veritable, L.P.    None                              1
Director                    16 years      (investment consulting
Age: 53                                   firm)
                                          (Formerly Senior Vice
                                          President, PNC Bank Corp.)

                                                                                                    NUMBER OF
                            EXPIRATION                                                            PORTFOLIOS IN
                            OF TERM OF                                                                FUND
     NAME ADDRESS(1),       OFFICE AND                                                               COMPLEX
  POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)     OTHER DIRECTORSHIPS HELD    OVERSEEN BY
    THE FUND, AND AGE       TIME SERVED      DURING PAST 5 YEARS             BY DIRECTOR            DIRECTOR
Shaun F. O'Malley.........    2006        Retired (Formerly Chair-    Director of The Philadel-         1
Director                    10 years      man, Price Waterhouse       phia Contributionship,
Age: 70                                   World Organization)         Horace Mann Educators
                                                                      Corp., and Federal Home
                                                                      Loan Mortgage Corp.
Peter Bedell..............    2007        Chairman Emeritus, Walnut   None                              1
Director                     2 years      Asset Management (invest-
Age: 68                                   ment adviser) and Ruther-
                                          ford Brown & Catherwood,
                                          LLC (private investment
                                          firm and broker dealer)
                                          with which he has been
                                          associated for more than
                                          five years

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    1. The address of all Directors is Public Ledger Building, Suite 630, 150 South Independence Mall West, Philadelphia, PA 19106.

    2. The interested directors are classified as such because they are executive officers of the Company.

                                                              DOLLAR RANGE
                                                               OF SHARES
                                                              BENEFICIALLY
                     NAME AND POSITION                         OWNED(1,2)
INTERESTED DIRECTORS
Charles E. Mather III                                               Over
Director and President                                          $100,000
Herbert S. Riband, Jr.                                          $10,001-
Director and Treasurer                                            50,000
NON-INTERESTED DIRECTORS
Jonathan D. Scott                                                   None
Director
Shaun F. O'Malley                                               $10,001-
Director                                                          50,000
Peter Bedell                                                    $10,001-
Director                                                          50,000

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    1. For purposes of this Proxy Statement beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

    2. As of December 31, 2005.

     During 2005, all directors attended more than 75 percent of the eleven meetings of the Board, and all Directors attended last year's annual meeting. The Company does not have a policy with respect to the Director's attendance at annual meetings, but as a matter of practice all of the Directors attend the annual meeting.

     The Board has two standing committees: Executive Committee and Audit Committee. The Executive Committee, composed of Messrs. Mather and Riband, meets only under unusual circumstances when the full Board cannot meet, and its authority is thereby limited. The Audit Committee is currently composed of Messrs. Scott, Bedell and O'Malley, each a non-interested director of the Company. This Committee is responsible principally for recommending the Company's independent accountants, reviewing the adequacy of the Company's internal accounting controls and reviewing auditing fees. This Committee also is responsible for nominating each year the officers and directors of the Company. This Committee's charter was included in the Company's 2004 Proxy Statement. During the fiscal year ended December 31, 2005, the Executive Committee met once and the Audit Committee met twice. All members of the committees attended each meeting.

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned by all present directors and officers of the Company as a group, as of February 24, 2006:

                                                  SHARES
          TITLE OF CLASS                    BENEFICIALLY OWNED                   PERCENT OF CLASS
              Common                                150                                0.3%

                                  REMUNERATION

     The Company pays each Director who is not a salaried officer an annual fee and a fee for each meeting of the Board and each meeting of the Executive Committee and Audit Committee actually attended. Aggregate remuneration for all officers and directors as a group (7 persons) during the year was $191,625, including $52,500 paid to directors who were not salaried officers of the Company. The Company rented office space from Mr. Mather's employer, Mather & Co., for an annual rent of $7,200. The Board, with Mr. Mather abstaining, approved such rental payments as being in the Company's best interests.

     The aggregate compensation paid by the Company to each of its directors and executive officers who have aggregate compensation in excess of $60,000 for the fiscal year ended December 31, 2005 is set forth in the table below. None of the Company's directors is a director of any other investment company in a "fund complex" with the Company (that is, an investment company that receives investment advisory services from the Company's investment adviser or any affiliated person of the Company's investment adviser, and holds itself out to investors as related to the Company). No officer or director is entitled to any benefits upon retirement from the Company, and thus no benefits have been accrued for any of the following persons during the fiscal year:

                                                              AGGREGATE COMPENSATION
                     NAME AND POSITION                           FROM THE COMPANY
INTERESTED DIRECTORS
Charles E. Mather III                                                $75,175*
Director and President
Herbert S. Riband, Jr.                                               $12,600
Director and Treasurer
NON-INTERESTED DIRECTORS
Jonathan D. Scott                                                    $13,300
Director
Shaun F. O'Malley                                                    $13,300
Director
Peter Bedell                                                         $13,300
Director

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    * Mr. Mather receives no compensation for serving as director of the Company.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1.

                              CERTAIN STOCKHOLDERS

     As of February 24, 2006 the following stockholders were owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

                                  NAME AND ADDRESS
TITLE OF                            OF BENEFICIAL
 CLASS                                  OWNER                                  NO. OF SHARES         PERCENT OF CLASS
Common         PNC Bank, sole trustee of various trusts,                          28,936                  59.83%
                 620 Liberty Ave., Pittsburgh, PA 15222

Common         PNC Bank, as co-trustee or adviser/agent of other                   4,907                  10.15%
                 accounts,
                 620 Liberty Ave., Pittsburgh, PA 15222

                             THE COMPANY'S AUDITORS

     The firm of Deloitte & Touche, LLP has been the Company's auditors for a number of years. At its regular meeting on January 11, 2006, the Board of Directors of the Company, including a majority of those directors who are not interested persons of the Company, once again selected this firm of independent, certified public accountants as auditors of the Company with respect to its operations for the period April 19, 2006 to the annual meeting in 2007.

     Representatives of Deloitte & Touche, LLP will be present at the Meeting to have the opportunity to make a statement if they so desire, and to be available to respond to appropriate question.

     Audit Fees. The following are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements:

2005: $43,250                                    2004: $37,000

     Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Company's financial statements and are not reported under Audit Fees above.

     Tax Fees. The following are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2005: $10,000                                    2004: $18,195

     Nature of these services: Preparation of tax returns.

     All Other Fees.

2005: $3,500                                     2004: $3,500

     Nature of these services: assistance with preparation of N-SAR; research and discussions, memoranda re various matters impacting the company.

     Non-Audit Fees. The following are the aggregate non-audit fees billed in each of the last two fiscal years by the Company's principal accountant for services rendered to the Company, to the Company's investment adviser, and to any entity controlling, controlled by, or under common control with the Company's investment adviser that provides ongoing services to the Company.

2005: $00                                        2004: $9,695

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by Deloitte and Touche, LLP must be directly pre-approved by the Audit Committee.

     Board Consideration of Non-Audit Services. During the past fiscal year, there were no non-audit services provided by the Company's principal accountant to either the Company's investment adviser or to any entity controlling, controlled by, or under common control with the Company's investment adviser that provides ongoing services to the Company.

                                 OTHER MATTERS

     The management knows of no other matters which are likely to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting (including the filling of any unexpected vacancies in the Board), the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

                                    EXPENSES

     The cost of preparing and mailing this Statement and the accompanying Notice of Annual Meeting and Proxy, and any additional material relating to the Meeting, and the cost of soliciting Proxies (estimated to be $6,000.00), will be borne by the Company.

     By Order of the Board of Directors

                                                            DORANNE H. CASE
Dated: March 10, 2006                              Assistant Secretary/Treasurer

                      ------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED RETURN ENVELOPE.

                      THE FINANCE COMPANY OF PENNSYLVANIA
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 19, 2006
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The undersigned hereby appoints Herbert S. Riband, Jr. and Peter Bedell or either one of them, acting singly in the absence of the other, with full power of substitution, the Proxy or Proxies of the undersigned to attend the Annual Meeting of Stockholders to be held in the Independence Room of the Downtown Club, Public Ledger Building, 11th floor S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Friday, April 19, 2006 at 10:30 A.M., local time, or any adjournments thereof, and, with all powers the undersigned would possess if present, to vote upon the following matters:

PROPOSAL  I.  ELECTION OF TWO    [ ]  FOR ALL NOMINEES   [ ]  WITHHOLD AUTHORITY TO VOTE
  DIRECTORS:                      LISTED BELOW            FOR ALL NOMINEES LISTED BELOW

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)
  (Instruction: To cumulate votes, write the name of the nominee in the space provided below followed by "Cumulate For")

               NOMINEES: SHAUN F. O'MALLEY AND JONATHAN D. SCOTT

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1
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                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. As to any other matter properly coming before the Meeting, said Proxies will vote this Proxy in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Stockholders and the related Proxy Statement.

                                                  ------------ Shares

                                          Dated:  -------------------- , 2006

                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)
                                                  (Signature should be exactly
                                                  as name or names appear on
                                                  this Proxy. If stock is held
                                                  jointly, each holder must
                                                  sign. If signing is by
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title.)

                                                   PLEASE COMPLETE, DATE,
                                                  SIGN AND RETURN PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS